Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with this Quarterly Report on Form 10-Q for Fidelity Private Credit Fund (the “Fund”), I, Heather Bonner, the President and Treasurer of the Fund, hereby certify, to the best of my knowledge, that:

(1)
The Fund’s Form 10-Q for the quarter ended September 30, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
The information contained in the Fund’s Form 10-Q for the quarter ended September 30, 2025 fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: November 12, 2025	By:	/s/ Heather Bonner
Heather Bonner
President and Treasurer
(Principal Executive Officer)